MUNIYIELD
CALIFORNIA
FUND, INC.










FUND LOGO







Semi-Annual Report

April 30, 1997


This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
California Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MuniYield California Fund, Inc.



TO OUR SHAREHOLDERS


For the six months ended April 30, 1997, the Common Stock of MuniYield California Fund, Inc. earned $0.462 per share income dividends, which included earned and unpaid dividends of $0.074. This represents a net annualized yield of 6.13%, based on a month-end net asset value of $15.19 per share. Over the same period, the total investment return on the Fund's Common Stock was +1.51%, based on a change in per share net asset value from $15.44 to $15.19, and assuming reinvestment of $0.466 per share income dividends.

For the six-month period ended April 30, 1997, the Fund's Auction
Market Preferred Stock had an average yield of 3.62% for Series A and 3.46% for Series B.

The Municipal Market Environment
Long-term tax-exempt revenue bonds traded in a relatively narrow range throughout much of the six-month period ended April 30, 1997. By mid-January 1997, municipal bond yields rose to over 6% as in-vestors reacted negatively to reports of progressively stronger domestic economic growth. However, a continued lack of any material inflationary pressures allowed bond yields to decline to their prior levels by late February. Bond yields rose again as investors became increasingly concerned that the US domestic economic strength seen thus far in 1997 would continue, and that the increase in short-term interest rates by the Federal Reserve Board in late March would be the first in a series of such moves designed to slow the US economy before any dormant inflationary pressures were awakened. Long-term tax-exempt bond yields rose approximately 15 basis points (0.15%) to almost 6.15% by mid-April. Similarly, long-term US Treasury bond yields rose over 35 basis points over the same period to 7.16%. However, in late April economic indicators were released showing that despite considerable economic growth any inflationary pressures, particularly those associated with wage increases, were well-contained and of no immediate concern. Fixed-income bond prices staged a significant rally during the last week in April with long-term US Treasury bond yields falling nearly 20 basis points to end the month at 6.95%. Municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, declined nearly 15 basis points to stand at 6.01% by April 30, 1997.

As in recent quarters, the relative stability of long-term tax-exempt bond yields was supported by low levels of new municipal bond issuance. During the six months ended April 30, 1997, approximately $90 billion in long-term tax-exempt bonds was underwritten, a decline of over 6% compared to the corresponding period a year earlier. During the three-month period ended April 30, 1997, $41 billion in new long-term municipal bonds was issued, also a 6% decline in issuance compared to the three months ended April 30, 1996. Overall investor demand remained strong, particularly from property and casualty insurance companies and individual retail investors. In recent years, investor demand increased whenever tax-exempt bond yields approached or exceeded the 6% level as they have in the past few months.

Additionally, in recent months much of the new bond issuance was dominated by a number of larger issues. These included $710 million in New York City water bonds, $600 million in state of California bonds, $1 billion in New York City general obligation bonds, $435 million in Dade County, Florida water and sewer revenue bonds, $450 million in Puerto Rico Electric Authority issues and $930 million in Port Authority of New York and New Jersey issues. These bonds have typically been issued in states with relatively high state income taxes and consequently were generally underwritten at yields that were relatively unattractive to residents in other states. This has exacerbated the general decline in overall issuance in recent years, making the decrease in supply even more dramatic for general market investors.

The present economic situation remains nearly ideal. The domestic economy continues to grow steadily with little, if any, signs of a resurgence in inflation. Recent economic growth generated considerable unexpected tax revenues for the Federal government. Forecasts for the 1997 Federal fiscal deficit were reduced to under $100 billion, a level not seen since the early 1980s. Such a reduced Federal deficit enhances the prospect for a balanced Federal budget. All these factors support a scenario of steady, or even falling, interest rates in the coming years. Present annual estimates of future municipal bond issuance remain centered around $175 billion, indicating that the current relative scarcity of tax-exempt bonds should continue for at least the remainder of the year. Should interest rates begin to decline later this year, either as the result of a balanced Federal budget or continued benign inflation, investors are unlikely to be able to purchase long-term municipal bonds at their currently attractive levels.

Portfolio Strategy
During the six-month period ended April 30, 1997, the municipal market conformed to a fairly well-defined trading range, albeit at less expensive levels than those seen in recent history. As long-term US Treasury interest rates rose to 7% and California municipal bonds approached 6%, we took a more aggressive investment stance for MuniYield California Fund, Inc. Generally, demand for municipal bonds has historically increased when interest rates reach the levels currently seen, and the recent marketplace has proved to be no exception. This increased interest in municipal bonds combined with a drastic decrease in California municipal issuance has created an unusually thin marketplace. Therefore, as interest rates rose we attempted to utilize any periods of market weakness to add aggressively structured, higher-yielding securities to the portfolio mix. We intend to remain focused on seeking to provide an above-industry average current yield while enhancing the Fund's net asset value. Because of the inordinately narrow nature of credit quality spreads, the Fund's portfolio is concentrated in higher-rated credits with over 84% of portfolio assets in securities rated AA or better by at least one of the major rating services.

In Conclusion
We appreciate your ongoing interest in MuniYield California Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President




(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager




May 28, 1997





THE BENEFITS AND RISKS OF LEVERAGING


MuniYield California Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.





PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
HFA        Housing Finance Agency
PCR        Pollution Control Revenue Bonds
RAN        Revenue Anticipation Notes
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                             Value
Ratings Ratings  Amount                               Issue                                                      (Note 1a)

California--96.3%
                          Anaheim, California, Public Financing Authority, Lease Revenue Bonds (Public
                          Improvement Project), Sub-Series C (f):
AAA     Aaa     $22,750     5.95%** due 9/01/2022                                                               $  5,087
AAA     Aaa      10,000     5.98%** due 9/01/2023                                                                  2,105
AAA     Aaa       5,000     6%** due 9/01/2025                                                                       932
AAA     Aaa      19,430     6%** due 9/01/2026                                                                     3,389
AAA     Aaa      10,000     6.05%** due 9/01/2029                                                                  1,456

                          California Health Facilities Financing Authority Revenue Bonds:
AA      Aa3       1,000     (Kaiser Permanente), Series A, 7% due 12/01/2010                                       1,091
AAA     Aaa       2,000     (Kaiser Permanente), Series A, 7% due 10/01/2018 (c)                                   2,131
AAA     Aaa       1,000     Refunding (Adventist Health), Series A, 6.50% due 3/01/2014 (c)                        1,060
AAA     Aaa       2,000     Refunding (Insured Catholic Health Facility), Series B, 5% due 7/01/2014 (b)           1,838
AAA     Aaa       4,085     (San Diego Hospital Association), Series A, 6.70% due 10/01/2010 (c)                   4,396
NR*     A         2,835     (Scripps Research Institute), Series A, 6.625% due 7/01/2018                           3,022
A+      A         3,600     (Sutter Health Hospital), Series 89-A, 6.70% due 1/01/2013                             3,732

                          California HFA, Home Mortgage Revenue Bonds:
AA-     Aa        1,105     AMT, Series C, 7.45% due 8/01/2011                                                     1,138
AA-     Aa        2,585     AMT, Series E-1, 6.70% due 8/01/2025                                                   2,674
AA-     Aa        4,955     AMT, Series F-1, 7% due 8/01/2026                                                      5,226
AA-     Aa          970     Series D, 7.25% due 8/01/2017                                                          1,020

AA-     Aa        2,850   California HFA, Revenue Bonds, RIB, AMT, 9.112% due 8/01/2023 (h)                        2,982

A1+     NR*         100   California Pollution Control Financing Authority, PCR, Refunding (Pacific Gas
                          and Electric Co.), VRDN, Series C, 4.15% due 11/01/2026 (a)                                100

                          California Pollution Control Financing Authority, PCR (Southern California Edison),
                          VRDN (a):
A1      VMIG1++     700     Series A, 4.10% due 2/28/2008                                                            700
A1      VMIG1++     800     Series B, 4.10% due 2/28/2008                                                            800

NR*     P1        2,100   California Pollution Control Financing Authority, Resource Recovery Revenue Bonds
                          (Delano Project), VRDN, AMT, Series 1991, 4.45% due 8/01/2019 (a)                        2,100



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                             Value
Ratings Ratings  Amount                               Issue                                                      (Note 1a)

California (continued)
A1+     VMIGI++  $1,400   California Pollution Control Financing Authority, Solid Waste Disposal
                          Revenue Bonds (Shell Oil Co.--Martinez Project), VRDN, AMT, Series A,
                          4.15% due 10/01/2024 (a)                                                              $  1,400

AA      Aa        5,000   California State Department of Water Resources, Water System Revenue Bonds
                          (Central Valley Project), Series O, 5% due 12/01/2022                                    4,482

                          California State Public Works Board, Lease Revenue Bonds (g):
A       Aaa       3,000     (California Community College), Series A, 6.75% due 9/01/2001                          3,295
A       Aaa       6,800     (Department of Corrections--Monterey County, Soledad II), Series A, 7%
                            due 11/01/2004                                                                         7,805
A       A         3,600     (Various California State University Projects), Series A, 6.625% due 10/01/2002        3,964
A       Aaa       9,800     (Various California State University Projects), Series A, 6.70% due 10/01/2002        10,860
A       Aaa       3,535     (Various Community College Projects), Series B, 7% due 3/01/2004                       4,023

SP1+    MIG1++    2,200   California State, RAN, Series A, 4.50% due 6/30/1997                                     2,202

AA      Aa        4,750   California Statewide Community Development Authority Revenue Bonds, COP
                          (Saint Joseph Health System Group), 6.625% due 7/01/2021                                 5,133

A+      Aaa       3,000   Contra Costa County, California, COP (Merrithew Memorial Hospital),
                          6.60% due 11/01/2002 (g)                                                                 3,303

BBB     NR*       1,000   Contra Costa County, California, Public Financing Authority, Tax Allocation Revenue
                          Refunding Bonds, Series A, 7.10% due 8/01/2022                                           1,061

AAA     Aaa       2,000   Cucamonga County, California, Water District Facilities Refinancing Bonds, COP,
                          6.50% due 9/01/2022 (d)                                                                  2,132

AAA     Aaa         395   Culver City, California, Redevelopment Finance Authority Revenue Bonds (Senior Lien
                          Project Loans), Series A, 6.75% due 11/01/2015 (b)                                         422

                          East Bay, California, Municipal Utility District, Water System Subordinated Revenue
                          Refunding Bonds (d):
AAA     Aaa       1,750     5% due 6/01/2016                                                                       1,607
AAA     Aaa       2,000     5% due 6/01/2026                                                                       1,789

AAA     Aaa       1,000   El Cajon, California, Redevelopment Agency, Tax Allocation Bonds (El Cajon
                          Redevelopment Project), 6.60% due 10/01/2022 (b)                                         1,074

BBB     Baa       1,875   Inglewood, California, Public Financing Authority Revenue Bonds (Manchester-
                          Prairie-North Inglewood Industrial Park Project), Series B, 7% due 5/01/2022             1,990

AAA     Aaa       3,645   Los Angeles, California, Community Redevelopment Agency, Tax Allocation Refunding
                          Bonds (Bunker Hill), Series H, 6.50% due 12/01/2015 (f)                                  3,918

A+      Aa3       3,600   Los Angeles, California, Department of Water and Power, Electric Plant Revenue
                          Refunding Bonds, 6.375% due 2/01/2020                                                    3,744

AAA     Aaa       3,925   Los Angeles, California, Department of Water and Power, Waterworks Revenue Bonds,
                          6.30% due 7/01/2024 (c)                                                                  4,097

                          Los Angeles, California, Harbor Department Revenue Bonds:
AA      Aa        4,240     AMT, Series B, 6.60% due 8/01/2015                                                     4,532
AA      Aa        6,855     AMT, Series B, 6.625% due 8/01/2019                                                    7,295
AAA     Aaa       4,000     RITR, 8.345% due 11/01/2026 (c)(h)                                                     4,230

AAA     Aaa       3,000   Los Angeles, California, Wastewater System Revenue Bonds, Series D, 6.625% due
                          12/01/2012 (c)                                                                           3,213

AAA     Aaa       5,000   Los Angeles County, California, COP (Correctional Facilities Project), 6.50% due
                          9/01/2000 (c)(g)                                                                         5,388

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                             Value
Ratings Ratings  Amount                               Issue                                                      (Note 1a)

California (continued)
                          Los Angeles County, California, Metropolitan Transportation Authority, Sales
                          Tax Revenue Bonds:
AAA     Aaa     $ 7,875     (Proposition C), Second Series A, 5% due 7/01/2025 (b)                              $  7,035
AAA     Aaa       5,000     Refunding (Proposition A), Series A, 5% due 7/01/2021 (d)                              4,436

AA-     Aaa       6,500   Los Angeles County, California, Transportation Commission, Sales Tax Revenue
                          Bonds, Series A, 6.75% due 7/01/2001 (g)                                                 7,121
                          M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project):
A       A3        5,000     Refunding, Series H, 5.90% due 7/01/2020                                               4,950
AAA     Aaa       6,155     Series E, 6.50% due 7/01/2017 (c)                                                      6,584

                          Metropolitan Water District, Southern California Waterworks Revenue Bonds:
AA      Aa        6,000     6.625% due 7/01/2001(g)                                                                6,538
AAA     Aaa       2,000     Refunding, Series B, 5% due 7/01/2014 (c)                                              1,858
AA      Aa        6,100     Series C, 5% due 7/01/2027                                                             5,448

AAA     Aaa       5,000   Mountain View, California, Tax Allocation Bonds (Shoreline Regional Community
                          Park), Series A, 5.50% due 8/01/2021 (c)                                                 4,818

AAA     Aaa       2,500   Northern California Power Agency, Multiple Capital Facilities Revenue Bonds, RIB,
                          9.04% due 9/02/2025 (c)(h)                                                               2,831

AAA     Aaa       7,840   Orange County, California, Local Transportation Authority, Sales Tax Revenue
                          Bonds, RITR, Series B, 8.27% due 2/14/2011 (d)(h)                                        8,310

A       NR*       5,000   Palmdale, California, Civic Authority, Revenue Refunding Bonds (Merged
                          Redevelopment Project), Series A, 6.60% due 9/01/2034                                    5,304

AAA     Aaa       3,700   Pittsburg, California, Public Financing Authority, Wastewater Revenue Refunding
                          Bonds, Series A, 5.125% due 6/01/2015 (d)                                                3,454

AAA     Aaa       3,905   Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation Bonds
                          (Rancho Redevelopment Project), 6.75% due 9/01/2020 (c)                                  4,163

NR*     A2        3,750   Rancho Mirage, California, Joint Powers Financing Authority, COP (Eisenhower
                          Memorial Hospital), 7% due 3/01/2002 (g)                                                 4,160

AAA     Aaa       2,225   Redding, California, Joint Powers Financing Authority, Lease Revenue Bonds (Civic
                          Center Project), Series A, 5.25% due 3/01/2026 (c)                                       2,069

                          Redwood City, California, Public Financing Authority, Local Agency Revenue Bonds:
AAA     Aaa       5,025     Refunding, Series A, 6.50% due 7/15/2011 (b)                                           5,377
A-      NR*       1,500     Series B, 7.25% due 7/15/2011                                                          1,630

AAA     Aaa       7,950   Riverside County, California, Transportation Commission, Sales Tax Revenue
                          Refunding Bonds, Series A, 6% due 6/01/2005 (d)                                          8,511

A+      Aaa      18,000   Sacramento, California, City Financing Authority Revenue Bonds, 6.80% due
                          11/01/2001(g)                                                                           19,856

                          Sacramento, California, Municipal Utility District, Electric Revenue Bonds,
                          Series B (c):
AAA     Aaa       3,180     6.25% due 8/15/2011                                                                    3,349
AAA     Aaa       4,865     6.375% due 8/15/2022                                                                   5,106

AAA     Aaa       4,890   San Diego, California, Public Facilities Financing Authority, Sewer Revenue
                          Bonds, Series B, 5.25% due 5/15/2027 (d)                                                 4,542


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                             Value
Ratings Ratings  Amount                               Issue                                                      (Note 1a)

California (concldued)
                          San Francisco, California, City and County Airport Commission, International
                          Airport Revenue Bonds, Second Series:
AAA     Aaa     $ 1,500     AMT, Issue 5, 6.50% due 5/01/2019 (d)                                               $  1,572
AAA     Aaa       4,525     AMT, Issue 6, 6.60% due 5/01/2020 (b)                                                  4,773
AAA     Aaa      11,000     Refunding, Issue 1, 6.50% due 5/01/2013 (b)                                           11,803

AA-     A1        5,480   San Francisco, California, City and County, GO (Various Purpose Projects), UT,
                          Series A, 6.50% due 12/15/2010                                                           5,760

                          San Francisco, California, City and County Public Utilities Commission, Water
                          Revenue Bonds, Series A:
AA-     Aaa       5,000     6.50% due 11/01/2001 (g)                                                               5,455
AA-     Aa        2,000     Refunding, 5% due 11/01/2015                                                           1,846

AAA     Aaa       4,715   San Francisco, California, City and County Redevelopment Agency, Lease Revenue
                          Bonds (George R. Moscone Convention Center), 6.80% due 7/01/2019 (f)                     5,167

AAA     Aaa       1,310   San Jose, California, Redevelopment Agency, Tax Allocation Refunding Bonds
                          (Merged Area Redevelopment Project), 5.50% due 8/01/2017 (c)                             1,273

AAA     Aaa       3,180   Santa Clara, California, Electric Revenue Bonds, Series A, 6.50% due 7/01/2021 (c)       3,389

AAA     Aaa       9,525   Santa Clara County, California, Financing Authority, Lease Revenue Bonds (VMC
                          Facility Replacement Project), Series A, 6.75% due 11/15/2020 (b)                       10,440

AA      A1        5,000   Santa Clara County, California, Transportation District, Sales Tax Revenue
                          Bonds, Series A, 6.75% due 6/01/2011                                                     5,414

AAA     Aaa       3,000   Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Bonds
                          (Conservation Redevelopment Project), Series A, 6% due 9/01/2014 (c)                     3,069

AAA     Aaa       7,750   Santa Rosa, California, Wastewater Revenue Bonds (Sub-Regional Wastewater
                          Project), Series A, 6.50% due 9/01/2002 (d)(g)                                           8,476

AAA     NR*       1,125   Southern California Home Financing Authority, S/F Mortgage Revenue Bonds, AMT,
                          Series A, 6.75% due 9/01/2022 (e)                                                        1,157

A       A         2,700   Southern California Public Power Authority, Power Project Revenue Refunding Bonds,
                          5.50% due 7/01/2020                                                                      2,516

AAA     Aaa       5,000   Stockton, California, Revenue Bonds, COP (Wastewater Treatment Plant Expansion),
                          Series A, 6.80% due 9/01/2024 (d)                                                        5,487

AAA     Aaa       1,730   Stockton, California, Unified School District, COP (Capital Financing Projects),
                          5.375% due 2/01/2022 (c)                                                                 1,638

AAA     Aaa       3,750   Tracy, California, Area Public Facilities Financing Agency, Special Tax Community
                          Facilities District, 5.50% due 10/01/2021 (c)                                            3,613

                          University of California Revenue Bonds:
A       NR*       3,300     Refunding (Multiple Purpose Projects), Series A, 6.875% due 9/01/2002 (g)              3,668
AAA     Aaa       6,645     RITR, Series 13, 8% due 9/01/2019 (c)(h)                                               7,168



SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                             Value
Ratings Ratings  Amount                               Issue                                                      (Note 1a)

Puerto Rico--2.3%
A       Baa1     $5,500   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                          Refunding Bonds, Series V, 6.625% due 7/01/2012                                       $  5,870

BBB+    Baa1      2,600   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T, 6.375%
                          due 7/01/2024                                                                            2,728

Total Investments (Cost--$350,369)--98.6%                                                                        369,670

Other Assets Less Liabilities--1.4%                                                                                5,258
                                                                                                                --------
Net Assets--100.0%                                                                                              $374,928
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)FNMA/GNMA Collateralized.
(f)FSA Insured.
(g)Prerefunded.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 1997.
 ++Highest short-term ratings by Moody's Investors Service, Inc.
  *Not rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.

   See Notes to Financial Statements.




FINANCIAL INFORMATION


Statement of Assets, Liabilities and Capital as of April 30, 1997
Assets:             Investments, at value (identified cost--$350,368,631) (Note 1a)                         $369,670,419
                    Cash                                                                                          18,153
                    Receivables:
                      Securities sold                                                      $ 14,071,041
                      Interest receivable                                                     6,476,262       20,547,303
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       1,859
                    Prepaid expenses and other assets                                                             14,186
                                                                                                            ------------
                    Total assets                                                                             390,251,920
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   14,566,290
                      Dividends to shareholders (Note 1f)                                       542,468
                      Investment adviser (Note 2)                                               152,976       15,261,734
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        61,728
                                                                                                            ------------
                    Total liabilities                                                                         15,323,462
                                                                                                            ------------

Net Assets:         Net assets                                                                              $374,928,458
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (4,800 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $120,000,000
                      Common Stock, par value $.10 per share (16,781,559 shares issued
                      and outstanding)                                                     $  1,678,156
                    Paid-in capital in excess of par                                        233,789,454
                    Undistributed investment income--net                                      2,762,686
                    Accumulated realized capital losses on investments--net (Note 5)         (2,603,626)
                    Unrealized appreciation on investments--net                              19,301,788
                                                                                           ------------
                    Total--Equivalent to $15.19 net asset value per share Common Stock
                    (market price--$14.75)                                                                   254,928,458
                                                                                                            ------------
                    Total capital                                                                           $374,928,458
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Statement of Operations

                                                                                                For the Six Months Ended
                                                                                                          April 30, 1997
Investment Income   Interest and amortization of premium and discount earned                                $ 11,005,795
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    939,162
                    Commission fees (Note 4)                                                    149,544
                    Professional fees                                                            36,705
                    Accounting services (Note 2)                                                 34,936
                    Transfer agent fees                                                          28,115
                    Printing and shareholder reports                                             19,818
                    Custodian fees                                                               14,311
                    Listing fees                                                                 11,939
                    Directors' fees and expenses                                                 11,130
                    Pricing fees                                                                  4,022
                    Amortization of organization expenses (Note 1e)                                 915
                    Other                                                                        11,723
                                                                                           ------------
                    Total expenses                                                                             1,262,320
                                                                                                            ------------
                    Investment income--net                                                                     9,743,475
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,313,639
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (5,276,746)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  5,780,368
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                             For the Six        For the
                                                                                             Months Ended      Year Ended
                                                                                              April 30,       October 31,
Increase (Decrease) in Net Assets:                                                               1997             1996
Operations:         Investment income--net                                                  $ 9,743,475     $ 19,405,691
                    Realized gain on investments--net                                         1,313,639          279,008
                    Change in unrealized appreciation on investments--net                    (5,276,746)       4,438,485
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      5,780,368       24,123,184
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (7,825,946)     (15,619,604)
(Note 1f):            Preferred Stock                                                        (2,107,465)      (4,164,120)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (9,933,411)     (19,783,724)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (4,153,043)       4,339,460
                    Beginning of period                                                     379,081,501      374,742,041
                                                                                           ------------     ------------
                    End of period*                                                         $374,928,458     $379,081,501
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  2,762,686     $  2,952,622
                                                                                           ============     ============


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights
The following per share data and ratios have been derived             For the Six
from information provided in the financial statements.                Months Ended                  For the
                                                                       April 30,             Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $  15.44   $  15.18  $  13.91  $  16.60   $  14.03
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .58       1.16      1.18      1.23       1.22
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.23)       .28      1.53     (2.65)      2.62
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .35       1.44      2.71     (1.42)      3.84
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.47)      (.93)     (.90)    (1.00)      (.99)
                      Realized gain on investments--net                     --         --      (.25)     (.07)      (.08)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.47)      (.93)    (1.15)    (1.07)     (1.07)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                         Investment income--net                           (.13)      (.25)     (.25)     (.19)      (.18)
                         Realized gain on investments--net                  --         --      (.04)     (.01)      (.02)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.13)      (.25)     (.29)     (.20)      (.20)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.19   $  15.44  $  15.18  $  13.91   $  16.60
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $  14.75   $ 14.875  $ 13.375  $ 12.125   $ 15.625
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                      2.31%+++  18.68%    20.62%   (16.36%)    15.56%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   1.51%+++   8.54%    19.33%    (9.69%)    26.88%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .67%*      .67%      .69%      .66%       .69%
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Investment income--net                               5.19%*     5.16%     5.48%     5.44%      5.35%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $254,928   $259,082  $254,742  $233,425   $278,522
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $120,000   $120,000  $120,000  $120,000   $120,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  43.33%     67.48%    69.59%    78.89%     21.68%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,124   $  3,159  $  3,123  $  2,945   $  3,321
                                                                      ========   ========  ========  ========   ========

Dividends           Series A--Investment income--net                  $    449   $    875  $    882  $    694   $    547
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Stock     Series B--Investment income--net                  $    429   $    860  $    864  $    615   $    688
Outstanding:++                                                        ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value,  may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Dividends per share have been adjusted to reflect a two-for-one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on secur-ity transactions are determined on the identified cost basis.



NOTES TO FINANCIAL STATEMENTS (concluded)



(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997 were $157,168,731 and $169,164,741, respectively.

Net realized and unrealized gains (losses) as of April 30, 1997 were as follows:


                                    Realized      Unrealized
                                     Gains      Gains (Losses)

Long-term investments             $ 1,313,639    $19,303,388
Short-term investments                     --         (1,600)
                                  -----------    -----------
Total                             $ 1,313,639    $19,301,788
                                  ===========    ===========


As of April 30, 1997, net unrealized appreciation for Federal income tax purposes aggregated $19,301,788, of which $19,850,811 related to appreciated securities and $549,023 related to depreciated securities. The aggregate cost of investments at April 30, 1997 for Federal income tax purposes was $350,368,631.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the six months ended April 30, 1997, shares issued and outstanding remained constant at 16,781,559. At April 30, 1997, total paid-in capital amounted to $235,467,610.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1997 were as follows: Series A, 3.585% and Series B, 4.00%.

As of April 30, 1997, there were 4,800 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the six months ended April 30, 1997, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $88,176 as commissions.

5. Capital Loss Carryforward:
At April 30, 1997, the Fund had a net capital loss carryforward of approximately $2,658,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.074230 per share, payable on May 29, 1997 to shareholders of record as of May 19, 1997.





OFFICERS AND DIRECTORS


Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MYC